Exhibit 10.1(a)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SUPPLEMENTAL AGREEMENT NO. 05

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to

Boeing Model 737-10 Aircraft

DAL-PA-04696        SA-05

    BOEING PROPRIETARY

Supplemental Agreement No. 05

to

Purchase Agreement No. PA-04696

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 05 (Supplemental Agreement) dated as of September 29, 2026 amends Purchase Agreement No. PA-04696 dated as of July 18, 2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of model 737-10 aircraft (Aircraft).
PURPOSE:
The parties have agreed to revise [***] and amend the Purchase Agreement as hereinafter set forth to make certain other changes.
IT IS AGREED:
1.    The Table of Contents of the Purchase Agreement is deleted and replaced by the attached Table of Contents, which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement and is identified with a “SA-05” legend to reflect the changes made by this Supplemental Agreement.
2.    Table.
2.1 Table 1 [***] is deleted in its entirety and replaced with the attached Table 1 [***] and identified by “SA-05.”
3.    Exhibits.
3.1 Exhibit A “Aircraft Configuration” is deleted in its entirety and replaced with the attached Exhibit A “Aircraft Configuration” identified by “SA-5.”

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    BOEING PROPRIETARY

4.    Supplemental Exhibits.
4.1 Supplemental Exhibit BFE1 “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with the attached “Buyer Furnished Equipment Variables” identified by “SA-5.”
5.    Letter Agreements.
5.1    Letter Agreement No. DAL-PA-04696-LA-1705300, “Open Configuration Matters,” is deleted in its entirety as the final configuration of the Aircraft [***] is contracted on the revised Exhibit A.
5.2    Letter Agreement No. DAL-PA-04696-LA-1705301R1, “Option Aircraft,” is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1705301R2 to revise [***].
5.3    Letter Agreement No. DAL-PA-04696-LA-1705310R3, “Special Matters,” is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1705310R4 to revise [***].
5.4    Letter Agreement No. DAL-PA-04696-LA-1706346 [***] is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1706346R1 to revise [***].
5.5    Letter Agreement No. DAL-PA-04696-LA-2101205R3 [***] is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-2101205R4 to revise [***].
6.    Miscellaneous.
This Supplemental Agreement will become effective upon execution and receipt by both parties.
7.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Supplemental Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose

DAL-PA-04696        SA-05

    BOEING PROPRIETARY

such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Except as amended as set forth above, the Purchase Agreement remains in full force and effect.

DELTA AIR LINES, INC. By: /s/ Michelle Horn Name: Michelle Horn Senior Vice President and Its: Chief Strategy Officer	THE BOEING COMPANY By: /s/ Mira Zimmermann Name: Mira Zimmermann Its: Attorney-In-Fact

DAL-PA-04696        SA-05

    BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES SA Number
Article 1.	Subject Matter of Sale
Article 2.	Delivery Schedule
Article 3.	Price, Taxes, and Payment
Article 4.	Regulatory Requirements and Certificates
Article 5.	Detail Specification; Changes
Article 6.	[***]
Article 7.	Delivery
Article 8.	[***]
Article 9.	[***]
Article 10.	[***]
Article 11.	[***]
Article 12.	Notices
Article 13.	Miscellaneous
Article 14.	Additional Terms

TABLE
1.	737-10 [***]

EXHIBIT
A.	Aircraft Configuration.........................................................................SA-05
B.	Customer Support Document
C.	Product Assurance Document
D.	Buyer Furnished Equipment Provisions Document
E.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe [***] Features [***]
BFE1.	Buyer Furnished Equipment Variables............................................SA-05
EE1.	[***], Engine Warranty [***]

APPENDICES
I	[***]
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent – Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security
DAL-PA-04696    SA-05
    PA Page 1
BOEING PROPRIETARY

LETTER AGREEMENTS                                 SA Number

LA-1705291	[***]…………………..
LA-1705298	[***]………
~~LA-1705300~~	~~Open Configuration Matters………………………~~	SA-05
LA-1705301R2	Option Aircraft…………………………………………	SA-05
LA-1705304	[***]……………………………………
LA-1705308	[***]…………………………
LA-1705309	[***]…………………………
LA-1705310R4	[***]…………………………………………	SA-05
LA-1705311	[***]………………………………
LA-1705940	[***]………………………………………
LA-1706346R1	[***]………………………	SA-05
LA-1706348	[***]…………………………
LA-1706352	[***]………………………………
LA-2103979	[***]…
LA-2200404	[***]……………………
LA-2105243	[***]…………………
LA-2200086	[***] Guarantees………………………………
LA-2201689	[***]…………………
LA-20210628	[***]………………
LA-2201204	[***]…………………………
LA-2101205R5 LA-2201576	[***]…….… [***]……………………………	SA-05

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BOEING PROPRIETARY

Table 1 to
Purchase Agreement No. PA-04696
737-10 Aircraft [***]

Airframe Model/Paid MTOW	737-10	[***]	Configuration Specification:	[***]
Engine Model/Thrust:	CFMLEAP-1B28	[***]	Airframe Price Base Year/Escalation Formula:	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	[***]	Escalation Estimate Adv Payment Base Price Per A/P	[***]
					[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-04696 126809-F.txt

SA-05 Page 1

Boeing Proprietary

EXHIBIT A

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

AIRCRAFT CONFIGURATION
DAL-PA-04696-EXA    SA-05
    EXA Page 1
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-10 AIRCRAFT

[***]

DAL-PA-04696-EXA    SA-05
    EXA Page 2
BOEING PROPRIETARY

SUPPLEMENTAL EXHIBIT BFE1

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

BUYER FURNISHED EQUIPMENT VARIABLES

DAL-PA-04696-BFE1R1        SA-05
BFE1     Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-10 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.    Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[***]

*For a new certification, supplier requires notification [***] prior to Cargo Handling System on-dock date.
Customer will enter into initial agreements with the selected [***] suppliers on or before [***] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).
2.    On-dock Dates and Other Information.
On or before [***] prior to the first Aircraft, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:
[***]

3.    Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html
DAL-PA-04696-BFE1R1        SA-05
BFE1     Page 2
BOEING PROPRIETARY